Exhibit 10.5

EXECUTION VERSION

AMENDMENT TO OMNIBUS AGREEMENT

This Amendment is entered into as of June 15, 2012 (this “Amendment”) by and among Chesapeake Midstream Holdings, L.L.C., a Delaware limited liability company (“Chesapeake Holdings”), Chesapeake Midstream Ventures, L.L.C., a Delaware limited liability company (“Midstream Ventures”), and Chesapeake Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), and amends that certain Omnibus Agreement, dated as of August 3, 2010, by and among Chesapeake Holdings, Midstream Ventures and the Partnership (as amended, the “Omnibus Agreement”). The above named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties”. Unless the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Omnibus Agreement.

RECITALS

WHEREAS, the Parties are party to the Omnibus Agreement;

WHEREAS, Chesapeake Holdings, GIP II Eagle 1 Holding, L.P., a Delaware limited partnership (“GIP II E1”), GIP II Eagle 2 Holding, L.P., a Delaware limited partnership (“GIP II E2”), and GIP II Eagle 3 Holding, L.P., a Delaware limited partnership (“GIP II E3” and, collectively with GIP II E1 and GIP II E2, the “GIP Buyers”) have entered into that certain Purchase Agreement, dated as of June 7, 2012 (the “Purchase Agreement”), pursuant to which the GIP Buyers are acquiring certain Equity Interests in Midstream Ventures and the Partnership from Chesapeake Holdings;

WHEREAS, the Parties are familiar with the Purchase Agreement and acknowledge that they will benefit if the transactions provided for in the Purchase Agreement are consummated;

WHEREAS, the execution and delivery by the Parties of this Amendment is a material inducement to the willingness of the GIP Buyers to enter into the Purchase Agreement and consummate the transactions contemplated thereby; and

WHEREAS, pursuant to Section 4.9 of the Omnibus Agreement, the Parties wish to amend and modify certain provisions of the Omnibus Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendments to Section 1.1(b).

a. The definition of “Change of Ownership” contained in Section 1.1(b) of the Omnibus Agreement is hereby amended and restated in its entirety as follows:

““Change in Ownership” means the point in time when Global Infrastructure Partners has beneficial ownership of less than 50% of the amount of Equity Interests in Midstream Ventures held by Global Infrastructure Partners as of the Effective Date.”

b. The definition of “Global Infrastructure Partners” is hereby amended and restated in its entirety as follows:

““Global Infrastructure Partners” means any private equity fund, investment fund, hedge fund or other Person managed or controlled by Global Infrastructure Management, LLC, and the respective Affiliates of any of the foregoing.”

2. No Other Amendments or Waivers. Except as set forth above in this Amendment, the Omnibus Agreement shall remain unchanged and in full force and effect.

3. Counterparts. This Amendment may be executed in multiple counterparts (including by facsimile signature and PDF), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. Effectiveness. This Amendment shall become effective on the date first above written.

5. Additional Miscellaneous Provisions. Article 4 of the Omnibus Agreement are hereby incorporated by reference and shall apply mutatis mutandis as if set forth in full herein.

[signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

CHESAPEAKE MIDSTREAM HOLDINGS, L.L.C.

By:	/s/ JENNIFER M. GRIGSBY

Name:	Jennifer M. Grigsby
Title:	Senior Vice President, Treasurer and Corporate Secretary

CHESAPEAKE MIDSTREAM VENTURES, L.L.C.

By:	/s/ J. MIKE STICE

Name:	J. Mike Stice
Title:	Chief Executive Officer

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

By:	Chesapeake Midstream GP, L.L.C.,
its General Partner

By:	/s/ J. MIKE STICE

Name:	J. Mike Stice
Title:	Chief Executive Officer

Signature Page to Amendment to Omnibus Agreement